Exhibit 10.1

NATIONAL ASSOCIATION OF SECURITIES DEALERS ------------------------------------------------------------------------X BREAN MURRAY CARRET & CO., LLC,	:
		:	NASD Docket No.: 06-04871
Claimant,		:
		:	Settlement Agreement
- against -		:

ECO2 PLASTICS INC., f/k/a ITEC ENVIRONMENTAL GROUP, INC. and GARY DE LAURENTIIS,	: :
:
Respondents.		:
------------------------------------------------------------------------X

STIPULATION OF SETTLEMENT dated as of August 30, 2007, by and between Brean Murray Carret & Co., LLC, (hereinafter referred to as “Brean Murray Carret”) on the one hand and Eco2 Plastics Inc., f/k/a Itec Environmental Group, Inc. and Gary De Laurentiis (hereinafter collectively referred to as “Itec”) on the other:

WHEREAS, on or about November 1, 2006, Brean Murray Carret commenced an arbitration before the National Association of Securities Dealers, NASD Docket No. 06-04871 against Itec (the “Action”) alleging, inter alia, that Itec breached its agreement with Brean Murray Carret; and

WHEREAS, on or about January 29, 2007, Itec filed an Answer and Counterclaims in which Itec denied liability and also alleged, inter alia, that Brean Murray Carret breached its agreement with Itec; and

WHEREAS, the parties would prefer to resolve their dispute through settlement rather than to continue with arbitration;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the mutual covenants herein, Brean Murray Carret and Itec (hereinafter collectively, the “Parties”) hereby agree as follows:

1. Consideration to be Paid by Itec

a.     Simultaneously with its execution of this Agreement, Itec will cause its counsel to deliver to Brean Murray Carret an opinion letter, pursuant to Rule 144(k), providing for the removal of restrictive legends from the certificate representing 2,737,220 shares of Itec stock held by Brean Murray for more than two years and Brean Murray Carret’s counsel will provide Itec’s counsel with a customary seller’s representation letter, broker’s representation letter and a duly completed and executed Form 144.

b.     Simultaneously with its execution of this Agreement, Itec will cause its counsel to deliver to Brean Murray Carret an opinion letter providing for the sale of 744,655 shares of Itec stock pursuant to Rule 144 and Brean Murray Carret’s counsel will provide Itec’s counsel with a customary seller’s representation letter, broker’s representation letter, and a duly completed and executed Form 144.

c.     Simultaneously with its execution of this Agreement, Brean Murray Carret shall execute an affidavit of lost common stock purchase warrant and Itec shall reissue to Brean Murray Carret a warrant to purchase 850,000 shares of Itec common stock at $.001/share on a cashless basis, which warrant shall be dated August 1, 2005.

d.     Simultaneously with its execution of this Agreement, Itec shall provide to Brean Murray Carret a certificate representing 5,000,000 shares of Itec common stock and an opinion letter pursuant to Rule 144(k), and/or any other documentation requested by Itec’s transfer agent, to provide for the removal of the restrictive legend on the newly issued certificate.

2. Dismissal of Arbitration

Immediately upon Itec’s complete performance under the terms of this Agreement, Brean Murray Carret will forward a letter, on behalf of counsel for both sides, to the National Association of Securities Dealers advising that the instant action has been discontinued with prejudice.

3. Releases
Simultaneously with the execution of this Stipulation of Settlement, the parties will execute and exchange general releases in the forms collectively attached as Exhibit A. Both releases will be held in escrow by counsel for Brean Murray Carret. Upon completion by Itec of Items 1a, 1b, 1c and 1d set forth above in accordance with the terms of this Agreement, counsel for Brean Murray Carret will deliver the release executed by Brean Murray Carret to Itec.

4. Binding

This Agreement shall be binding on the Parties, their heirs, and executors, administrators, successors, and assigns.

5.  Counterparts

This Agreement may be executed in counterparts, each of which shall be considered to be an original instrument.

6.  Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflicts of laws analysis.

7. Additional Documents

The Parties agree to execute or cause its attorneys to execute any additional documents and take any further action that may reasonably be required in order to consummate this Agreement or otherwise fulfill the obligations of the Parties hereunder.

8. Invalidity of Agreement

In the event any one or more of the provisions of this Agreement shall for any reason be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

9. Headings

The headings in this Agreement are for descriptive purposes only, and are not part of this Agreement. It is expressly understood among the Parties that the headings shall not be resorted to for any issue of contractual interpretation.

10. Negotiated By Attorneys

The Parties represent and warrant that this Agreement was negotiated and drafted by the Parties’ respective attorneys and is not the product of any single author.

11. No Reliance/Represented By Counsel

The Parties represent and warrant that they have at all times been represented by counsel of their choosing in deciding to enter into this Agreement; that no oral promise was made to induce them to enter into this Agreement; that each relied on his/its own judgment (and the judgment of their respective counsel) in choosing to enter into this Agreement, and did not rely in any way on any statement or omission made by any other party.

12. Entire Agreement

This Agreement represents and expresses the entire agreement between and among the respective Parties and may not be changed orally.

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the day and year written below.

Dated: August 30, 2007
BREAN MURRAY CARRET & CO., LLC

By:
William J. McCluskey, President and CEO
Title

ECO2 PLASTICS INC., f/ka/ ITEC ENVIRONMENTAL GROUP, INC

By:
Rodney Rougelot, CEO

Gary De Laurentiis

Exhibit A

NATIONAL ASSOCIATION OF SECURITIES DEALERS ------------------------------------------------------------------------X BREAN MURRAY CARRET & CO., LLC,	:
		:	NASD Docket No.: 06-04871
Claimant,		:
		:	General Release
- against -		:

ECO2 PLASTICS INC., f/k/a ITEC ENVIRONMENTAL GROUP, INC. and GARY DE LAURENTIIS,	: :
:
Respondents.		:
------------------------------------------------------------------------X

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

BREAN MURRAY CARRET & CO., LLC (hereinafter referred to as “BMC” or “Releasor”), for good and valuable consideration received from ECO2 PLASTICS INC., f/k/a ITEC ENVIRONMENTAL GROUP, INC. and GARY DE LAURENTIIS (hereinafter collectively referred to as “Itec” or “Releasees”), the receipt of which is hereby acknowledged, covenants not to sue and hereby releases and discharges Releasees, Releasees’ current or former officers, directors, members, partners, employees, agents, affiliates, parents, subsidiaries, alter-egos, predecessors, successors or assigns or otherwise related entities, attorneys, and insurers, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law, admiralty or equity, which the Releasor, Releasor’s current or former officers, directors, members, partners, employees, agents, affiliates, parents, subsidiaries, alter-egos, predecessors, successors or assigns or otherwise related entities, attorneys, insurers, heirs, executors or administrators, ever had, now have or hereafter can, shall or may have from the beginning of the world to the date of this General Release, including but not limited to any claim, counterclaim or cause of action which was or could have been asserted in, or which arise from any of the facts or transactions that form the basis for any claim or counterclaim, set forth in any pleading filed in any action which was pending or in an arbitration entitled Brean Murray Carret & Co., LLC v. ECO2 Plastics Inc., f/k/a Itec Environmental Group, Inc. and Gary De Laurentiis, NASD Docket No.: 06-04871.

Releasor agrees and fully understands that this is a full and final General Release applying to all known, unknown, anticipated and unanticipated injuries and damages from the beginning of the world to the date of this Release, including any and all claims now existing or which may arise in the future, arising out of the alleged circumstances, incidents or events set forth in the Action. Releasor expressly waives any right or claim of right to assert hereafter that any claim, demand or obligation and/or cause of action has, through ignorance, oversight or error, been omitted from the terms of this General Release, and further expressly waives any right or claim of right under the law of any jurisdiction that releases such as those herein given do not apply to unknown or unstated claims.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number. This General Release may not be changed orally.

IN WITNESS WHEREOF, the Releasor has hereunto set its hand and seal on the 30th day of August 2007.

BREAN MURRAY CARRET & CO., LLC

By:
William J. McCluskey, President and CEO
Title

ECO2 PLASTICS INC., f/ka/ ITEC ENVIRONMENTAL GROUP, INC

By:
Rodney Rougelot, CEO

Gary De Laurentiis

NATIONAL ASSOCIATION OF SECURITIES DEALERS ------------------------------------------------------------------------X BREAN MURRAY CARRET & CO., LLC,	:
		:	NASD Docket No.: 06-04871
Claimant,		:
		:	General Release
- against -		:

ECO2 PLASTICS INC., f/k/a ITEC ENVIRONMENTAL GROUP, INC. and GARY DE LAURENTIIS,	: :
:
Respondents.		:
------------------------------------------------------------------------X

TO ALL TO WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT

ECO2 PLASTICS INC., f/k/a ITEC ENVIRONMENTAL GROUP, INC. and GARY DE LAURENTIIS (hereinafter collectively referred to as “Itec” or “Releasors”), for good and valuable consideration received from BREAN MURRAY CARRET & CO., LLC (hereinafter referred to as “BMC” or “Releasee”), the receipt of which is hereby acknowledged, covenants not to sue and hereby releases and discharges Releasee, Releasee’s current or former officers, directors, members, partners, employees, agents, affiliates, parents, subsidiaries, alter-egos, predecessors, successors or assigns or otherwise related entities, attorneys, and insurers, from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims and demands whatsoever in law, admiralty or equity, which the Releasors, Releasors’ current or former officers, directors, members, partners, employees, agents, affiliates, parents, subsidiaries, alter-egos, predecessors, successors or assigns or otherwise related entities, attorneys, insurers, heirs, executors or administrators, ever had, now have or hereafter can, shall or may have from the beginning of the world to the date of this General Release, including but not limited to any claim, counterclaim or cause of action which was or could have been asserted in, or which arise from any of the facts or transactions that form the basis for any claim or counterclaim, set forth in any pleading filed in any action which was pending or in an arbitration entitled Brean Murray Carret & Co., LLC v. ECO2 Plastics Inc., f/k/a Itec Environmental Group, Inc. and Gary De Laurentiis, NASD Docket No.: 06-04871.

Releasors agree and fully understand that this is a full and final General Release applying to all known, unknown, anticipated and unanticipated injuries and damages from the beginning of the world to the date of this Release, including any and all claims now existing or which may arise in the future, arising out of the alleged circumstances, incidents or events set forth in the Action. Releasors expressly waive any right or claim of right to assert hereafter that any claim, demand or obligation and/or cause of action has, through ignorance, oversight or error, been omitted from the terms of this General Release, and further expressly waives any right or claim of right under the law of any jurisdiction that releases such as those herein given do not apply to unknown or unstated claims.

Whenever the text hereof requires, the use of singular number shall include the appropriate plural number. This General Release may not be changed orally.

IN WITNESS WHEREOF, the Releasors have hereunto set their hand and seal on the 30th day of August 2007.

BREAN MURRAY CARRET & CO., LLC

By:
William J. McCluskey, President and CEO
Title

ECO2 PLASTICS INC., f/ka/ ITEC ENVIRONMENTAL GROUP, INC

By:
Rodney Rougelot, CEO

Gary De Laurentiis